Supplement to the Current Prospectus

MFS(R) Emerging Growth Fund

Effective April 1, 2008, the name of the "MFS Emerging Growth Fund" will be changed to the "MFS Growth Fund."

Effective April 1, 2008, the second paragraph under the sub-section entitled "Risk Return Summary - Principal Investment Strategies" is replaced in its entirety by the following:

MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.


                The date of this supplement is January 1, 2008.